Exhibit 10.1

FIRST AMENDMENT TO
MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO MANAGEMENT AGREEMENT (the "First Amendment") is entered into as of January 29, 2008, among Belvedere SoCal, a corporation organized under the laws of California ("SoCal") located in San Francisco, California, Professional Business Bank, a California banking corporation ("Bank"), located in Pasadena, California, Belvedere Capital Fund II L.P., a Delaware limited partnership ("Fund"), and Belvedere Capital Partners II LLC, the General Partner of Fund and a Delaware limited liability company (the "Partnership").

WHEREAS, SoCal, Bank, Fund and Partnership entered into a Management Agreement dated as of November 2, 2007 (the "Agreement");

WHEREAS, SoCal has entered into an Agreement to Merge and Plan of Reorganization dated as of July 13, 2007 and subsequently amended on September 4, 2007 and January 29, 2008 pursuant to which SoCal will acquire Spectrum Bank, Irvine, California (as so amended the "Spectrum Acquisition Agreement"); -

WHEREAS, the Parties wish to make a change and an amendment to the Agreement which they believe to be in their respective best interest to reflect the Spectrum Acquisition Agreement;

NOW, THEREFORE, in consideration of the premises and mutual promises of the Parties, the Parties hereto agree as follows:

1.  At the effective time of the Spectrum Bank transaction as provided for in the Spectrum Acquisition Agreement, Section 2.1 is hereby amended to read as follows:

"2.1            Services of the Partnership.The Partnership shall provide its monitoring abilities and its management expertise and experience to SoCal and its subsidiary banks. Such services may include, but not be limited to, regular monitoring of the business of SoCal and its subsidiary banks, evaluating and formulating corporate strategy and aiding in implementation, augmenting management talent through the Partnership's personnel or contacts, assisting in the evaluation of new geographic or customer markets to expand business and new customer products, identifying and negotiating group purchase discounts, optimizing the capital structure of SoCal and its subsidiary banks through its contacts in the capital markets, assisting in the training of personnel, and consulting on data processing, compensation planning and branch and site expansion and selection."

2. At the effective time of the Spectrum Bank transaction as provided for in the Spectrum Acquisition Agreement, Sections 3.1, 3.2, 3.3 and 3.4 are hereby amended to read as follows:
"3.1  Management Fee. In connection with the services to be provided under Section 2.1, SoCal shall pay a yearly fee to the Partnership equal to 5% of the combined pre-tax income of all SoCal's subsidiary banks; provided, however, in no event shall such yearly fee be less than $200,000 nor more than $750,000. Fees will be paid on a quarterly basis as soon as reasonably practicable after the end of each fiscal quarter based upon the financial statements of the subsidiary banks relating to such quarter. Pre-tax net income shall be determined in accordance with generally accepted accounting principals.
3.2  Deferral. If as a result of any regulatory or financial disability, any of the fees provided for in Section 3.1 cannot be timely paid, SoCal will pay them as soon as such regulatory or financial disability is removed. Until so paid, the amount owed to the Partnership shall bear interest at the Wall Street Journal published prime rate as changed from time to time. Interest payments shall be made to the Partnership monthly unless the regulatory or financial disability prevents such payments. In such event, accrued and unpaid interest shall be paid at the time when the amount of the fee is actually paid.
3.3  Expenses. SoCal shall reimburse the Partnership, upon its demand, for all of its reasonable out-of-pocket expenses incurred in connection with its provision of services hereunder. The Partnership shall provide an itemized statement of its expenses and shall make appropriate allocations of such expenses between SoCal and its subsidiary banks based upon the relative benefits that each has received as a result of such services. Any expenses reimbursed pursuant to this Section must be in compliance with Section 23B of the Federal Reserve Act.
3.4  Indemnification. SoCal agrees to indemnify the Partnership and Fund and its affiliates (each an "Indemnified Party") to the fullest extent permitted by law, from and against any and all losses, penalties, judgments, suits, costs, claims, liabilities, damages and expenses (including, without limitation, reasonable attorneys' fees and disbursements) (collectively "Losses"), incurred by, imposed upon or asserted against any of the Indemnified Parties as a result of, relating to or arising out of any litigation, claims, suits or proceedings to which such Indemnified Party is made a party (other than as a plaintiff) or any penalties, costs, claims, liabilities damages or expenses suffered by such Indemnified Party, in each case arising from or relating to the operations or acquisition of SoCal or its subsidiary banks (and any successor or any of their subsidiaries), except for any such Losses arising on account of such Indemnified Party's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, SoCal hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Losses which is permissible under applicable law. Each such Indemnified Party shall be reimbursed for all indemnified Losses as they are incurred; provided, that if a final and non-appealable judicial determination shall be made that such Indemnified Party is not entitled to be indemnified for Losses, such Indemnified Party shall repay to SoCal, the amount of such Losses for which SoCal shall have reimbursed such Indemnified Party. Notwithstanding anything to the contrary contained herein, no Indemnified Party shall be entitled to any indemnity hereunder for any Loss that relates solely to the decrease in the value of the SoCal common stock. No indemnification shall be permitted hereunder that would be prohibited pursuant to the provisions of Part 359 of the Federal Deposit Insurance Corporation's regulations."

3.            Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Agreement.

4.            This First Amendment may be entered into in one or more counterparts, all of which shall be considered one and the same instrument, and it shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

5.            Except as herein amended, the Agreement shall remain in full force and effect.

6.            This First Amendment shall be governed by and construed in accordance with the laws of the State of California.

WITNESS, the signature of Belvedere SoCal as of the 29th day of January, 2008, set by its Chairman and its Secretary, pursuant to a resolution of its)s and of directors, acting by at least a majority:

/s/ Alison Davis
By:	Alan Lane	By:	Alison Davis
	Chairman		Secretary

WITNESS, the signature of Belvedere Capital Fund II L.P. as of the 29th day of January, 2008, set by the Managing Member of its General Partner pursuant to its authority:

WITNESS, the signature of Belvedere Capital Partners II LLC, as of the 29th day of January, .48, set by Managing Member pursuant to its authority:

/s/ Alison Davis
By:	Alison Davis
Managing Member

WITNESS, the signature of Professional Business Bank, as of the 29th day of January, 2008, set by its Chairman and its Secretary, pursuant to a resolution of its board of directors, acting by at least a majority:

/s/ Alison Davis
By:	Alan Lane	By:	Alison Davis
	Chairman		Secretary

/s/ Alison Davis
By:	Alison Davis
Managing Member

WITNESS, the signature of Belvedere SoCal as of the 29th day of January, 2008, set by its Chairman and its Secretary, pursuant to a resolution of its board of directors, acting by at least a majority:

/s/ Alan Lane
By:	Alan Lane	By:	Alison Davis
	Chairman		Secretary

WITNESS, the signature of Belvedere Capital Fund II L.P. as of the 29th day of January, 2008, set by the Managing Member of its General Partner pursuant to its authority:

By:
Managing Member

WITNESS, the signature of Belvedere Capital Partners II LLC, as of the 29th day of January, 2008, set by its Managing Member pursuant to its authority:

By:
Managing Member

WITNESS, the signature of Professional Business Bank, as of the 29th day of January, 2008, set by its Chairman and its Secretary, pursuant to a resolution of its board of directors, acting by at least a majority:

/s/ Alan Lane
By:	Alan Lane	By:	Alison Davis
	Chairman		Secretary